SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.    Other Events.

The registrant hereby incorporates by reference the press release dated March 26, 2003 attached hereto as Exhibit 99.1 (“Genaera Announces NASDAQ Letter Granting Additional 180 Day Grace Period—Release of Year End 2002 Financial Results on Friday, March 28, 2003”).

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release dated March 26, 2003 – “Genaera Announces NASDAQ Letter Granting Additional 180 Day Grace Period—Release of Year End 2002 Financial Results on Friday, March 28, 2003”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/s/ CHRISTOPHER P. SCHNITTKER
Christopher P. Schnittker Senior Vice President, Chief Financial Officer and Secretary

Dated: March 26, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 26, 2003 – “Genaera Announces NASDAQ Letter Granting Additional 180 Day Grace Period—Release of Year End 2002 Financial Results on Friday, March 28, 2003”

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